Q3 FY19 Conference Call May 7, 2019

Forward Looking Statements and Financial Presentation This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements include any anticipation or guidance as to future financial performance, including our guidance and expectations regarding future revenue, earnings per share, gross margin, operating expense, operating margin, profitability, cash flow and other financial metrics. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected. In particular, the Company’s ability to predict future financial performance continues to be difficult due to, among other things: (a) quarter-over-quarter product mix fluctuations, which can materially impact profitability measures due to the broad gross margin ranges across our portfolio; (b) continued decline of average selling prices across our businesses; (c) effects of seasonality; (d) the ability of our suppliers and contract manufacturers to meet production, quality and delivery requirements for our forecasted demand; (e) inherent uncertainty related to global markets and the effect of such markets on demand for our products; (f) changes in customer demand; (g) our ability to attract and retain new customers, particularly in the 3D sensing market; (h) the risk that synergies and non-GAAP earnings accretion related to the acquisition of Oclaro will not be realized or realized to the extent anticipated or that Lumentum will incur significant costs to achieve such synergies; (i) the risk that Lumentum’s financing or operating strategies will not be successful; and (j) disruption related to the acquisition and integration of Oclaro making it more difficult to maintain customer, supplier, key personnel and other strategic relationships. All forward-looking statements involve risks and uncertainties that could cause actual events and terms to differ materially from those set forth herein, including those related to our business and growth opportunities. For more information on these risks, please refer to the "Risk Factors" section included in the Company’s Quarterly Report on Form 10-Q for the quarter ended March 30, 2019, to be filed with the Securities and Exchange Commission, and in our other filings with the Securities and Exchange Commission, including the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2018, filed by Lumentum with the Securities and Exchange Commission on August 28, 2018 and our Quarterly Report on Form 10-Q for the fiscal quarter ended December 29, 2018 filed with the Securities and Exchange Commission on February 7, 2019. In addition, the results contained in this presentation are valid only as of today’s date except where otherwise noted. The forward-looking statements contained in this presentation are made as of the date hereof and the Company assumes no obligation to update such statements, except as required by applicable law. Unless otherwise stated, all financial results and projections are on a non-GAAP basis. Our GAAP results, details about our non-GAAP financial measures, and a reconciliation between GAAP and non-GAAP results can be found in our fiscal third quarter 2019 earnings press release which is available on our web site, www.lumentum.com, under the investors section. We have not provided reconciliations from GAAP to non-GAAP measures for our outlook. A large portion of non-GAAP adjustments, such as derivative liability adjustments, restructuring charges, stock-based compensation, acquisition-related costs, non-cash income tax expense and credits, transferring product lines to Thailand, amortization of fair value adjustments, impairment charges, inventory write down due to plans to exit certain product lines, and other costs and contingencies unrelated to current and future cash flows, are by their nature highly volatile and we have low visibility as to the range that may be incurred in the future. © 2019 Lumentum Operations LLC 2

Q3 FY19 Results (GAAP) Q3 FY19 Financial results provided have a full quarter of the results of the acquired Oclaro business, while Q2 FY19 has only 20 days of such results. $ in millions Q3 FY19 Q2 FY19 Q3 FY18 except for EPS, % of revenue Revenue $432.9 $373.7 $298.8 Gross Margin 88.3 20.4% 124.8 33.4% 97.0 32.5% Operating Expenses 164.7 38.0% 113.3 30.3% 71.5 23.9% Operating Income (76.4) (17.6)% 11.5 3.1% 25.5 8.5% (Loss) Diluted EPS $(0.98) $0.08 $0.04 Diluted Shares-M 76.2 67.8 63.3 GAAP results include full quarter of Oclaro acquisition and GAAP results include the impact of restructuring, write- downs and other charges related to a shift in datacom strategy and actions to attain acquisition synergies. © 2019 Lumentum Operations LLC 3

Q3 FY19 Results (Non-GAAP) Q3 FY19 Financial results provided have a full quarter of the results of the acquired Oclaro business, while Q2 FY19 has only 20 days of such results. $ in millions Q3 FY19 Q2 FY19 Q3 FY18 except for EPS, % of revenue Revenue $432.9 $373.7 $298.8 6 Gross Margin 168.8 39.0% 149.7 40.1% 108.5 36.3% Operating Expenses 91.8 21.2% 67.5 18.1% 59.1 19.8% Operating Income 77.0 17.8% 82.2 22.0% 49.4 16.5% Diluted EPS $0.91 $1.15 $0.78 Diluted Shares-M 76.7 67.8 64.8 © 2019 Lumentum Operations LLC 4

Q3 FY19 Segment Results Q3 FY19 Financial results provided have a full quarter of the results of the acquired Oclaro business, while Q2 FY19 has only 20 days of such results. Q3 FY19 Q2 FY19 Q3 FY18 $ in millions Revenue $432.9 $373.7 $298.8 Optical Communications $ 377.9 325.4 246.3 Telecom 243.4 172.5 122.6 Datacom 57.3 33.4 36.3 Industrial & Consumer(1) 77.2 119.5 87.4 Commercial Lasers 55.0 48.3 52.5 Gross Margin (Non-GAAP) 39.0% 40.1% 36.3% Optical Communications 38.0% 39.7% 33.7% Commercial Lasers 46.0% 42.7% 48.4% (1) Industrial & Consumer contains 3D sensing revenues as well as diode lasers sold into industrial applications. © 2019 Lumentum Operations LLC 5

Balance Sheet Selected Items Q3 FY19 Q2 FY19 $ in millions Cash and Short-term Investments $697.5 $684.1 Working Capital(1) 362.6 347.3 Property, Plant & Equipment, net 390.6 444.7 Total Assets 2,771.4 2,796.6 Total Liabilities 1,267.5 1,236.9 Shareholder’s Equity 1,503.9 1,559.7 (1) Working capital excluding cash and short-term investments. © 2019 Lumentum Operations LLC 6

Q4 FY19 Guidance (Non-GAAP) Guidance provided is based on our expectations as of today and will not be updated or confirmed as of any other date. Incorporates $20 million - $25 million revenue impact due to datacom strategic actions Q3 FY19 Q4 FY19 $ in millions Actual Estimate except for EPS, % of revenue Revenue $432.9 $405 - $425 Operating Margin 17.8% 18% – 20% Diluted EPS 0.91 $0.85 – $1.00 © 2019 Lumentum Operations LLC 7